UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2010

TAMALPAIS BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Las Gallinas Ave, San Rafael California		94903
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.01 – Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2010, Tamalpais Wealth Advisors (“TWA”) a wholly owned subsidiary of Tamalpais Bancorp (the “Company”) entered into an agreement with CSI Capital Management (“CSI”) whereby the staff of TWA will be absorbed by CSI and its clients will be referred to the San Francisco-based firm. Under terms of the agreement, the Company will share the revenues from the clients referred to CSI for a period of five years. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated February 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2010	TAMALPAIS BANCORP

/s/ Mark Garwood

Mark Garwood, Chief Executive Officer
(Principal Executive Officer)